UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2019

WAITR HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37788	26-3828008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

844 Ryan Street, Suite 300, Lake Charles, Louisiana 70601

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 1-800-661-9036

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No.1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Waitr Holdings Inc., a Delaware corporation (the “Company”), with the U.S. Securities and Exchange Commission on January 18, 2019 (the “Original Form 8-K”). The Original Form 8-K reported under Item 2.01 that the Company had completed the acquisition of BiteSquad.com, LLC, a Minnesota limited liability company (“Bite Squad”), on January 17, 2019 (the “Merger”).

This Form 8-K/A provides the financial statements of Bite Squad and pro forma financial information as required by Item 9.01 of Form 8-K. No other modifications to the Original Form 8-K are being made by this Form 8-K/A. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference to this Form 8-K/A.

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing Bite Squad management’s discussion and analysis of financial condition and results of operations with respect to certain historical periods as Exhibit 99.5, which is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.5 attached hereto is being furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)(1) Financial Statements of Businesses Acquired.

The audited financial statements of Bite Squad as of and for the years ended December 31, 2017 and 2016 and the accompanying notes thereto are attached hereto as Exhibit 99.2 and incorporated by reference herein.

The unaudited financial statements of Bite Squad as of September 30, 2018 and December 31, 2017 and for the nine months ended September 30, 2018 and 2017 and the accompanying notes thereto are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(b)(1) Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2017 and for the nine months ended September 30, 2018, and the accompanying notes thereto that give effect to the Merger are attached hereto as Exhibit 99.4 and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Credit and Guaranty Agreement, dated as of January 17, 2019, by and among Waitr Inc., as borrower, Waitr Intermediate Holdings, LLC, the various lenders party thereto and Luxor Capital Group, LP, as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K (File No. 001-37788) filed by the Company on January 18, 2019).

10.2	Amendment No. 1 to Credit Agreement, dated as of January 17, 2019, by and among Waitr Holdings Inc., as borrower, the lenders party thereto and Luxor Capital Group, LP, as administrative agent (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K (File No. 001-37788) filed by the Company on January 18, 2019).

10.3	Form of Registration Rights Agreement by and among Waitr Holdings Inc. and the parties listed on the signature pages thereto (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K (File No. 001-37788) filed by the Company on January 18, 2019).

10.4	Form of Lockup Agreement (incorporated by reference to Exhibit 10.4 of the Current Report on Form 8-K (File No. 001-37788) filed by the Company on January 18, 2019).

99.1	Press Release, dated January 18, 2019 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K (File No. 001-37788) filed by the Company on January 18, 2019).

99.2	Audited financial statements of BiteSquad.com, LLC as of and for the years ended December 31, 2017 and 2016, and the accompanying notes thereto.

99.3	Unaudited financial statements of BiteSquad.com, LLC as of September 30, 2018 and December 31, 2017 and for the nine months ended September 30, 2018 and 2017, and the accompanying notes thereto.

99.4	Unaudited pro forma condensed combined statements of operations of Waitr Holdings Inc. for the year ended December 31, 2017 and for the nine months ended September 30, 2018, and the accompanying notes thereto.

99.5	Bite Squad Management’s Discussion and Analysis of Financial Condition and Results of Operation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAITR HOLDINGS INC.

By:	/s/ David Pringle
Name:	David Pringle
Title:	Chief Financial Officer and Secretary

Dated: January 25, 2019